EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ending July 31, 2012 of Easy Organic Cookery, Inc., a Nevada corporation (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), I, Anthony Gallo, Chairman, President and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Annual Report fully complies with the requirements of Section 13(a) or15(d) of the Securities and Exchange Act of 1934, as amended; and

     2. The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


/s/ Anthony Gallo
-------------------------------------
Anthony Gallo
President, Secretary Treasurer,
Principal Executive Officer,
Principal Financial Officer and
sole Director

Dated: November 13, 2012